UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 10, 2023

ACASTI PHARMA INC.

(Exact name of Registrant as Specified in Its Charter)

Quebec	001-35776	98-1359336
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2572 boul. Daniel-Johnson 2nd Floor
Laval, Quebec		H7T 2R3
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 450 686-4555

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value per share	ACST	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

Acasti Pharma Inc. (the “Company”) held its Annual Meeting of Shareholders on October 10, 2023 (the “Annual Meeting”). Proxies for the Annual Meeting were solicited pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and there was no solicitation in opposition to the Company’s board of director’s solicitation. Holders of a total of 4,078,661 of the Company’s common shares were present or represented by proxy at the Annual Meeting, representing 54.76% of the Company’s 7,448,033 common shares that were outstanding and entitled to vote at the Annual Meeting as of the record date of August 18, 2023. Set forth below are the matters acted upon by the Company’s shareholders at the Annual Meeting and the final voting results on each matter. Each of the proposals is described in further detail in the Company's Proxy Statement filed with the Securities and Exchange Commission on August 25, 2023 (the “Proxy Statement”).

Proposal No. 1 – Election of Directors

The following nominees were elected as directors by the votes indicated to serve until the Company’s next annual meeting of shareholders, as set forth in the Proxy Statement:

Nominee	Votes For	% Votes For	Withheld	% Votes Withheld	Non-Vote
Vimal Kavuru	2,746,424	97.82%	61,122	2.18%	1,271,115
A. Brian Davis	2,761,502	98.36%	46,044	1.64%	1,271,115
S. George Kottayil	2,758,885	98.27%	48,662	1.73%	1,271,115
Prashant Kohli	2,758,939	98.27%	48,607	1.73%	1,271,115
Edward Neugeboren	2,759,075	98.27%	48,471	1.73%	1,271,115

Proposal No. 2 – Appointment of Ernst & Young LLP

The proposal to appoint Ernst & Young LLP as the Company’s independent registered public accounting firm until the close of the Company’s next annual meeting shareholders and to authorize the Company’s board of directors to fix their remuneration was approved by the shareholders by the following vote:

For	% For	Against	% Against	Abstain	% Abstain	Non-Vote
3,982,999	97.65%	81,017	1.99%	14,644	0.36%	1

Proposal No. 3 – Advisory Vote to Approve Named Executive Officer Compensation

The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers as described in the Proxy Statement was approved by the shareholders by the following vote:

For	% For	Against	% Against	Abstain	% Abstain	Non-Vote
2,730,102	97.24%	68,055	2.42%	9,389	0.33%	1,271,115

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ACASTI PHARMA INC.

Date:	October 11, 2023	By:	/s/ Prashant Kohli
Prashant Kohli Chief Executive Officer